UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 12, 2025

 SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
Dustin Semach has been appointed to serve as Chief Executive Officer of Sealed Air Corporation (the “Company”), replacing Patrick Kivits effective as of February 12, 2025 (the “Transition Date”). Effective on the Transition Date, Mr. Kivits has left the Company and has resigned as a member of the Board of Directors (the “Board”). Mr. Semach will also continue to serve as the Company’s President and, effective February 17, 2025, will be appointed as a member of the Board and its Executive Committee.
There are no material changes to the severance that Mr. Kivits is entitled to receive for termination without cause pursuant to his offer letter dated June 7, 2024, and the Sealed Air Corporation Executive Severance Plan (as amended and restated effective June 1, 2024), each of which was previously disclosed.
In connection with his promotion to Chief Executive Officer, Mr. Semach entered into a letter agreement with the Company on February 12, 2025 (the “Semach Letter”), which maintains the terms of Mr. Semach’s previously disclosed offer letter (dated March 15, 2023, and amended March 20, 2023, and June 11, 2024), except as follows:
•Effective retroactive to January 1, 2025, Mr. Semach’s annual base salary is increased to $1,100,000 and his target bonus is increased to 120% of his base salary.
•Mr. Semach’s long-term incentive awards for 2025, comprising 50% time-vested restricted stock units and 50% performance share units, will have a target grant date value of $6,000,000. His actual annual bonus, performance share unit payout, and mix of future long-term incentive awards will continue to be determined by the Board’s People & Compensation Committee in accordance with the applicable incentive compensation programs.
Mr. Semach, age 43, has served as President and Chief Financial Officer of the Company since June 2024, Interim Co-President and Co-Chief Executive Officer and Chief Financial Officer from October 2023 to June 2024, and Chief Financial Officer from April 2023 to October 2023. Prior to joining the Company, Mr. Semach served as Chief Financial Officer of TTEC Holdings, Inc., a global customer experience technology and services provider (“TTEC”), from November 2021 to April 2023, after joining TTEC in December 2020 as part of its planned Chief Financial Officer succession. Prior to joining TTEC, Mr. Semach served as Chief Financial Officer at Rackspace Technology, Inc., a global cloud services provider, from July 2019 to November 2020, and prior to that he held various key leadership roles at DXC Technology Company, an information technology services company, from January 2013 to July 2019. Mr. Semach holds a bachelor’s degree in computer science from Clemson University and a master’s degree in business administration from Northeastern University.
In connection with assuming his new role, Mr. Semach will no longer serve as the Company’s Chief Financial Officer. Effective February 12, 2025, Veronika Johnson, the Company’s Chief Accounting Officer and Controller, was appointed as Interim Chief Financial Officer of the Company. The Board is undertaking a comprehensive search, internally and externally, with the assistance of a leading executive search firm, to identify the Company’s next Chief Financial Officer. Ms. Johnson will continue to serve as the Company’s Chief Accounting Officer and Controller.
Ms. Johnson, age 42, was appointed as the Company’s Chief Accounting Officer and Controller in 2023. Prior to that, she served since 2018 as the Company’s Vice President, Global Business Services, responsible for record-to-report, order-to-cash and procure-to-pay transaction processing across the globe, and in various accounting leadership positions since joining the Company in 2015. Prior to joining the Company, Ms. Johnson spent over eight years in public accounting in roles of increasing responsibility. Ms. Johnson is a Certified Public Accountant. Ms. Johnson holds a bachelor’s degree in business administration from Ripon College and a Master of Science from the University of Wisconsin–Milwaukee.
At this time, no changes to Ms. Johnson’s compensation have been determined.
There are no family relationships between either Mr. Semach or Ms. Johnson and the Company’s directors and executive officers, no arrangements or understandings between Mr. Semach or Ms. Johnson and any other person requiring disclosure under Item 401(b) of Regulation S-K and no transactions with related persons requiring disclosure under Item 404(a) of Regulation S-K.
The foregoing summary of the terms and conditions of the Semach Letter is not a complete discussion of the documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Semach Letter included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.

On February 14, 2025, the Company issued a press release announcing the events described above. The press release, furnished as Exhibit 99.1 to this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter agreement, dated February 12, 2025, between Dustin Semach and Sealed Air Corporation.
99.1	Press Release issued by Sealed Air Corporation, dated February 14, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Dustin J. Semach
	Name:	Dustin J. Semach
	Title:	President and Chief Executive Officer

Date: February 14, 2025